EXHIBIT 10.1 B

                                LETTER OF INTENT

                      THIS LETTER OF INTENT made as of the
                             15th day of July, 1997

BETWEEN

SAOWANI DEVELOPMENT S.A.R.L., a company duly incorporated pursuant to the laws of Madagascar and having an office located at Lot MA II, 1 Bis, Maibahoaka, Ivato, Antananarivo, Madagascar.

                       (hereinafter referred to as "SAO")
                                    - and -
                    MISS SAOWANI CHAQIPHAN Lot MA II, 1 Bis,
                  Maibahoaka, Ivato, Antananarivo, Madagascar.
                      (hereinafter referred to as "MISS S")
                                    - and -
                                MR. DROR MORADOV
         Lot MA II, 1 Bis, Maibahoaka, Ivato, Antananarivo, Madagascar.
                      (hereinafter referred to as "MR. D")
                                    - and -
 FULCRUM HOLDINGS OF AUSTRALIA INC., a body corporate dully incorporated under the laws of Delaware, having an office at #300, 900 North Federal Highway Boca
          Raton, Florida U.S.A (Hereinafter referred to as "FULCRUM")

                                    WHEREAS:

1. DROR MORADOV AND SAOWANI CHAQIPHAN ARE THE ONE HUNDRED (100%) PERCENT OWNERS OF THE ISSUED, OUTSTANDING AND VOTING STOCK OF A MADAGASCAR CORPORATION CALLED SAOWANI DEVELOPMENT S.A.R.L.; AND WHEREAS

2. MR. D AND MISS S WISH TO SELL TO FULCRUM AND FULCRUM WISHES TO PURCHASE, 90% OF MR. D AND MISS S'S RIGHT, TITLE AND INTEREST IN AND TO THE STOCK OF SAO; AND WHEREAS

3. SAO HAS MINING INTERESTS IN EMERALD, SAPPHIRE AND GOLD PROPERTIES MORE SPECIFICALLY CALLED: PERIMETERS (21/2KM. X 21/2KM); AND WHEREAS

4.    Description of Emerald Perimeters are:

Permit No. Q53-761, northeast of the Toby Steven's Mine

      XV              YV             Substance      Commune
      --              --             ---------      -------
      546.250      538.750           Emerald        Mananjary
      543.750      538.750           Emerald        Mananjary
      541.250      538.750           Emerald        Mananjary

      A mica vein of immense value can be put into production immediately to produce emeralds, alluvial gold from the river and rich hard rock gold. These perimeters are subject to verification by the Ministry of Mines in Antananarivo, Madagascar. At this time, there are no gold mining permits, but applications for some have been made. The aforementioned perimeters were acquired wherein SAO obtains eighty (80%) percent of production while twenty (20%) percent remains with the current landowners

5.    Description of Gold Perimeters are:

      South of the BRGM block Madagascar Primary Sector s.a.r.l.

      YV           Substance   Department        Commune
      --           ---------   ----------        -------
      706.25       1428.75     OR                Ambilobe
      708.75       1428.75     OR                Betsiaka
      716.25       1433.75     OR                Ambilobe
      718.75       1433.75     OR                Betsiaka
      708.75       1431.25     OR                Ambilobe
      711.25       1431.75     OR                Betsiaka
      713.75       1431.75     OR                Ambilobe
      713.75       1433.75     OR                Betsiaka

      A CANADIAN GEOLOGIST HAS EXAMINED SOME OF THESE PERIMETERS AND SAMPLES HAVE BEEN TAKEN. THE INDICATION IS THAT THESE PERIMETERS HAVE POTENTIAL GOLD MINERALIZATION AND SHOULD HAVE FURTHER RESEARCH AND EXPLOITATION WORK CARRIED OUT (IN MALAGASY MINING TERMS RESEARCH IS EXPLORATION AND EXPLOITATION IS MINING). AFTER THE MALAGASY INTEREST, SAO HAS A 70% NET INTEREST IN PERIMETERS.

6.    Description of Sapphire Interests are:

      AFTER THE MALAGASY INTEREST, SAO HAS A 75% NET INTEREST AGREEMENT ON TWO PERIMETERS IN THE SOUTH.

      NOW THEREFORE PURSUANT TO THE TERMS AND CONDITIONS HEREINAFTER STATED.

7. ALL INFORMATION REQUIRED BY EITHER PARTY IS BE VALIDATED BY OCTOBER 31, 1997, OR SUCH LATER DATE AS POSSIBLE, BUT IN ANY EVENT OR BEFORE JANUARY 1, 1998 AFTER WHICH, IF ACCEPTABLE TO FULCRUM, MR. D, MISS. S, IT IS THE PARTIES' INTENT TO ENTER INTO A DEFINITIVE PURCHASE AND SALE AGREEMENT WHEREIN FULCRUM WOULD PURCHASE NINETY (90%) PERCENT OF THE ISSUED, OUTSTANDING AND VOTING SHARES OF SAO.

8. THIS CONTRACT IS ASSIGNABLE BY FULCRUM EITHER PRIOR TO OR SUBSEQUENT TO THIS LETTER OF INTENT BEING REDUCED TO A SHARE PURCHASE AGREEMENT UPON SUCH TERMS AND CONDITIONS AS ARE REQUIRED TO GIVE FULL FORCE AND EFFECT TO THE INTENT OF THE PARTIES THE CONSENT OF SAO, MR. D., AND MISS S. NOT BEING REQUIRED THERETO.

9. THE TERMS OF THE DEFINITIVE PURCHASE AND SALE AGREEMENT BETWEEN THE PARTIES WOULD INCLUDE, BUT WOULD NOT LIMITED TO, THE FOLLOWING:

      A) FULCRUM WOULD SPEND ONE HUNDRED (100%) PER CENT OF ALL MONIES NECESSARY TO CARRY OUT THE RESEARCH AND DEVELOPMENT WORK ON THE PROPERTIES INCLUDED BUT NOT LIMITED TO ALL NECESSARY EQUIPMENT SUCH AS BULLDOZERS, BACK HOES, WASHING PLANTS ETC.;

      B) FULCRUM, SHALL, ON A TIMELY BASIS, SUPPLY MR. D AND MISS S WITH COPIES OF ALL ENGINEERING REPORTS GENERATED FROM THE PROPERTY;

      C) AN APPROPRIATE FINDER'S FEE SHALL BE PAYABLE BY FULCRUM TO A DESIGNATED 3RD PARTY IN ACCORDANCE WITH THE POLICIES OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS;

      D) ON THE GOLD PERIMETERS NOTED IN ARTICLE 4, FULCRUM WILL RECEIVE NINETY (90%) PERCENT OF ALL DEFINED PROFITS EARNED BY THE EXPLOITATION AND SALE OF ALL MINERALS AND ANY OTHER INCOMES DERIVED OF THE AFOREMENTIONED PERIMETERS UNTIL FULCRUM HAS EARNED ONE HUNDRED (100%) PERCENT OF ITS EXPENDITURES PLUS INTEREST AT THE RATE OF LIBR + FIVE (5%) PERCENT AND THEREAFTER WOULD RECEIVE EACH IT'S RESPECTIVE PERCENTAGE PURSUANT TO THE SAO UNDERLYING AGREEMENT;

      E) FULCRUM SHALL, UPON EXECUTION OF THE DEFINITIVE PURCHASE AND SALE AGREEMENT, ARRANGE FOR MR. D TO EARN ONE MILLION FIVE HUNDRED THOUSAND COMMON VOTING SHARES OF A DEEMED PUBLIC COMPANY, WHICH WILL BE SUBJECT TO THE PRICING OF US$0.10 AND WILL ARRANGE FOR A RELEASE OF THE COMMON VOTING SHARES IN ACCORDANCE WITH THE RULES PRESCRIBED BY THE SECURITIES EXCHANGE COMMISSION.

            i) The parties hereto are aware of which deemed publicly traded "Company" is referred to herein and Mr. D's acceptance of the shares is deemed satisfaction of payment of the consideration herein.

10. THE DEFINITIVE PURCHASE AND SALE AGREEMENT SHALL CONTAIN SUCH REPRESENTATIONS AND WARRANTIES ON BEHALF OF MR. D, MISS. S AND SAO AS SHALL BE USUAL AND CUSTOMARY FOR THE TYPE OF TRANSACTION CONTEMPLATED HEREIN AND SHALL INCLUDE REPRESENTATIONS AND WARRANTIES AS TO:

      A)    LEGAL OPINION AS TO TITLE OF THE PERIMETERS;

      B) THE ABSENCE OF ANY ADVERSE INTEREST OR LITIGATION PENDING OR THREATENED RESPECTING MR. D, MISS S. OR SAO.

      C) SUBSTANTIAL COMPLIANCE BY ALL PARTIES CONCERNED WITH ALL APPLICABLE LAWS AND REGULATIONS;

      D) THE ABSENCE OF DEFAULT BY MR. D, MISS S. OR SAO UNDER ANY AND ALL CONTRACTS, LEASES AND AGREEMENTS TO WHICH IT IS A PARTY; AND

            e) Such further representations and warranties as may be required or necessary.

11. UNDER THE DEFINITIVE PURCHASE AND SALE AGREEMENT, FULCRUM WOULD BE SUBJECT TO THE FOLLOWING CONDITIONS TO BE FULFILLED OR PERFORMED BY THE TIME INDICATED UNLESS ANY SUCH CONDITION IS WAIVED IN WRITING BY ALL PARTIES
      CONCERNED:

      A) PREFERABLY ON OR BEFORE OCTOBER 31, 1997 AND IN ANY EVENT NO LATER THAN JANUARY 31, 1998 OR SUCH OTHER DATE AS MAYBE MUTUALLY AGREED BY THE PARTIES, FULCRUM SHALL PRODUCE AN INDEPENDENT ENGINEERING REPORT WITH RESPECT TO THE PERIMETERS IN A FORM SATISFACTORY TO ALL PARTIES CONCERNED;

12. PRIOR TO CLOSING, ALL PRIVATE, GOVERNMENTAL OR REGULATORY CONSENTS OR APPROVALS NECESSARY OR DESIRABLE FOR THE COMPLETION OF THE TRANSACTION HEREIN CONTEMPLATED SHALL HAVE BEEN OBTAINED, INCLUDING BUT WITHOUT RESTRICTING THE GENERALITY OF THE FOREGONE APPROVALS FROM THE PERIMETERS MINORITY INTEREST HOLDERS TO THE TRANSACTION, THE INTEREST OF SAO AND A MUTUALLY AGREEABLE FORM OF PAYMENT FROM SAO TO THE MINORITY INTEREST HOLDERS OF PRODUCTION OR PRODUCTION VALUE.

13. THE MATTERS SET FORTH IN THE LETTER OF INTENT CONSTITUTE AN EXPRESSION OF THE PARTIES MUTUAL INTENT ONLY, AND ARE ENTIRELY CONTINGENT UPON THE NEGOTIATION, EXECUTION AND DELIVERY OF A DEFINITIVE PURCHASE AND SALE AGREEMENT (THE "DEFINITIVE PURCHASE AND SALE AGREEMENT") BETWEEN MR. D & MISS S AND FULCRUM CONTAINING TERMS, CONDITIONS AND PROVISIONS IN A FORM AND SUBSTANCE SATISFACTORY TO ALL PARTIES AND THEIR RESPECTIVE LEGAL COUNSEL INCLUDING BUT NOT LIMITED TO THE TERMS OF THIS LETTER OF INTENT.

14. SUBJECT TO THE TERMS AND CONDITIONS HEREOF, ALL COMMON SHARES ISSUED HEREUNDER SHALL BE ISSUED FREE TRADING, SUBJECT TO APPLICABLE HOLD PERIODS AND ANY ESCROW REQUIREMENTS AS MAY BE IMPOSED BY APPLICABLE SECURITIES LEGISLATION AND ANY OTHER REGULATORY AUTHORITIES HAVING JURISDICTION THERE OVER.

15.   FULCRUM WILL:

      A) Forthwith, retain an independent engineer to conduct an engineering report of the perimeters; and

      b) FULCRUM will pay for all expenses legal and otherwise respecting this transaction.

16. EACH OF THE PARTIES HERETO WILL USE THEIR BEST COMMERCIAL EFFORTS TO EXECUTE THE DEFINITIVE PURCHASE AND SALE AGREEMENT BY OCTOBER 31, 1997 AND IN ANY EVENT NO LATER THAN JANUARY 31, 1998 OR SUCH OTHER DATE AS MUTUALLY AGREEABLE BY THE PARTIES.

17. EACH PARTY TO THE DEFINITIVE PURCHASE AND SALE AGREEMENT SHALL HAVE RECEIVED FAVOURABLE OPINIONS AS TO SUCH LEGAL MATTERS IN CONNECTION WITH THE TRANSACTIONS CONTEMPLATED HEREIN AS MAY BE REASONABLY DEEMED APPROPRIATE.

18. FROM THE DATE HEREOF TO CLOSING, MR. D, MISS S. AND SAO WILL GRANT TO FULCRUM AND ITS REPRESENTATIVES AND AGENTS, ACCESS TO THE BOOKS AND RECORDS OF MR. D, MISS S AND SAO AS MAY BE REASONABLY BE REQUIRED FOR THE PURPOSE OF EXAMINING SAME IN CONNECTION WITH COMPLETING THE TRANSACTIONS CONTEMPLATED HEREIN.

19. THIS TRANSACTION MUST BE APPROVED BY FULCRUM'S, OR FULCRUM'S ASSIGNEE, AND THE DEEMED PUBLIC COMPANY REFERRED TO IN PARAGRAPH 9 HEREIN, DIRECTORS AND SHAREHOLDERS.

20.   TIME IS OF THE ESSENCE.

21. IF THE FOREGOING ACCURATELY SETS FORTH YOUR UNDERSTANDING OF OUR INTENT, PLEASE INDICATE YOUR GOOD FAITH INTENTION TO ENTER INTO NEGOTIATIONS TO CARRY OUT THE TRANSACTIONS DESCRIBED HEREIN BY EXECUTING THE ENCLOSED COPY OF THIS LETTER OF INTENT AND RETURNING IT TO US, WHEREUPON ALL PARTIES SHALL PROCEED PROMPTLY WITH THE PREPARATION OF A DRAFT THE DEFINITIVE PURCHASE AND SALE AGREEMENT.

22. THIS LETTER OF INTENT WILL REMAIN CONFIDENTIAL BETWEEN THE PARTIES HERETO AND NO PARTY SHALL RELEASE ANY INFORMATION RESPECTING SAME TO ANY PARTY WITHOUT THE EXPRESS WRITTEN CONSENT OF AL PARTIES.

23. ALL COPIES OF THIS LETTER OF INTENT MAY BE EXECUTED AND SENT BY ELECTRONIC TRANSMISSION, BUT ORIGINALLY EXECUTED DOCUMENTS MUST BE DELIVERED WITHIN A REASONABLE TIME TO ALL PARTIES CONCERNED

MR. DROR MORADOV

Per:

  /s/ Dror Moradov                         /s/ [ILLEGIBLE]
----------------------------------        --------------------------------------
Authorized Signatory                                  Witness


MISS SAOWANI CHAQIPHAN
Per:

 /s/ Saowani Chaqiphan                     /s/ [ILLEGIBLE]
----------------------------------        --------------------------------------
Authorized Signatory                                  Witness


FULCRUM HOLDINGS OF AUSTRALIA INC.
Per:

   /s/ Gerald E. Sklar                     /s/ Maureen Gartry
----------------------------------        --------------------------------------
Authorized Signatory                                  Witness


SAOWANI DEVELOPMENTS S.A.R.L.
Per:

   /s/ Saowani Chaqiphan                   /s/ [ILLEGIBLE]
----------------------------------        --------------------------------------
Authorized Signatory                                  Witness


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